EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tego Cyber Inc. (the “Company”) on Form 10-K/A for the year ended June 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Shannon Wilkinson, the Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial and Accounting Officer), certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Tego Cyber Inc.

Date: May 2, 2022	By:	/s/ Shannon Wilkinson
	Name:	Shannon Wilkinson
	Title:	Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial and Principal Accounting Officer)